UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2017

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Professional Diversity Network, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-35824	80-0900177
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 W. Adams Street, Sixth Floor, Chicago, Illinois	60607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 614-0950

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(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On August 15, 2017, Professional Diversity Network, Inc. (the “Company”) issued a press release (the “Press Release”) releasing a letter from the Company’s Chief Executive Officer to stockholders, discussing the Company’s progress toward achieving its strategic goals. This letter included, among other things, a discussion of certain metrics relating to the Company’s results of operations and financial condition for the fiscal period ended June 30, 2017. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The press release furnished as Exhibit 99.1 hereto contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. Neither the press release nor this current report constitutes an offer to sell or a solicitation of offers to buy any securities of any entity. Forward-looking statements in the press release furnished herewith are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our most recently filed Annual Report on Form 10-K and in our subsequent filings with the Securities and Exchange Commission. Forward-looking statements include statements regarding our expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," “plan,” "should," and "would" or similar words. Forward-looking statements include statements relating to our outlook, strategic plans, future subscription sales and renewal rates, our ability to achieve cost savings and other synergies, returns on investment in new technologies, market growth and future demand for our services, our ability to achieve our financial goals or to realize benefits of strategic partnerships, and other similar items. Except as may be required by law, we assume no obligation to update the information included in the press release furnished herewith, whether as a result of new information, future events or otherwise. Our most recently filed Annual Report on Form 10-K and subsequent periodic and current reports are available on our website, www.prodivnet.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release issued by Professional Diversity Network, Inc. on August 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2017	PROFESSIONAL DIVERSITY NETWORK, INC.

	By:	/s/ Christopher Wesser
Christopher Wesser
Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Professional Diversity Network, Inc. on August 15, 2017.